Business combinations	12 Months Ended
Dec. 31, 2022
Business combinations
Business combinations

B. Investing

B1. Business combinations

All business combinations are accounted for using the purchase method (acquisition accounting) in accordance with IFRS 3 Business Combinations. The cost of a business combination is the aggregate of the fair values at the date of exchange of assets given, liabilities incurred or assumed and equity instruments issued by the acquirer. The cost of a business combination is allocated at the acquisition date by recognising the acquiree’s identifiable assets, liabilities and contingent liabilities that satisfy the recognition criteria at their fair values. Any excess of the purchase price over the fair value of the identifiable assets and liabilities is recognised as goodwill. The acquisition date is the date on which the acquirer effectively obtains control of the acquiree.

An intangible asset is recognised if it meets the definition under IAS 38 Intangible Assets. The intangible assets arising on acquisition are goodwill, customer lists and brands. Goodwill represents the synergies, workforce and other benefits expected as a result of combining the respective businesses. Customer lists and brands are recognised at their fair value at the date of acquisition using an income-based approach, which involves the use of assumptions including customer termination rates, profit margins, contributory asset charges and discount rates.

At the date of acquisition, deferred and contingent consideration represents its fair value, with subsequent changes after the measurement period being recognised in the Consolidated Statement of Profit or Loss. Costs directly attributable to business combinations are charged to the income statement as incurred and presented as one-off and adjusting items.

During the year the Group purchased 100% of the share capital or trade and assets of 53 companies and businesses (2021: 52). The total consideration in respect of these acquisitions was £4,369m (2021: £314m) and the cash outflow from current and past period acquisitions net of cash acquired, was £1,018m (2021: £463m).

Disclosures required by IFRS 3 Business Combinations are provided separately for those individual acquisitions that are considered to be material, and in aggregate for individually immaterial acquisitions. An acquisition would generally be considered individually material if the impact on the Group’s revenue and adjusted operating profit measures (on an annualised basis) is greater than 5%, or the impact on goodwill is greater than 10% of the closing balance for the period. The only individually material acquisition in the year was the acquisition of Terminix Global Holdings, Inc. which is discussed below.

Acquisition of Terminix Global Holdings, Inc.

On 12 October the Group purchased 100% of the share capital of Terminix Global Holdings, Inc. (Terminix) based primarily in the USA. Terminix is the most recognised brand in US termite and pest management services and is a singularly focused pest management company. The transaction combined two of the world’s leading pest control businesses to create the leading global pest control company, with approximately 4.9 million customers and 58,600 employees globally. The combined group is set up to enhance shareholder value by creating an enlarged platform for growth, particularly in North America.

The aggregate consideration Terminix stockholders were entitled to was approximately $1.3bn in cash and 129,141,384 new Rentokil Initial American Depositary Shares (ADSs), representing 645,706,920 new Rentokil Initial plc ordinary shares. Under the terms of the transaction, each Terminix stockholder entitled to consideration was able to elect to receive either cash consideration or stock consideration for each share of Terminix common stock they held, subject to automatic adjustment and proration mechanisms. Holders of 38,693,211 shares of Terminix common stock made an election to receive the cash consideration, and holders of 82,919,979 shares of Terminix common stock either (i) made an election to receive the stock consideration or (ii) did not make a valid election by the election deadline and therefore were deemed to have made an election to receive the stock consideration. As a result, Terminix stockholders who elected to receive cash consideration received $34.57 in cash and 0.1447 Rentokil Initial ADSs for each share of Terminix common stock they hold, and Terminix stockholders who elected to receive stock consideration received 1.4899 Rentokil Initial ADSs for each share of Terminix common stock they held.

Fair value of the purchase consideration was £4,110m, comprising Rentokil Initial ADSs of £3,007m, cash of £1,087m and replacement employee share awards of £16m.

Loans and borrowings of £749m acquired with Terminix were repaid in full shortly following completion of the acquisition.

The goodwill acquired of £3,176m represents a number of elements including the synergies expected to be realised from improving route density, cross-selling a broader service offering, expansion in use of best-in-class digital tools, continued innovation, particularly in our largest market, North America, and the addition of a highly-skilled workforce. None of the goodwill recognised is expected to be deductible for tax purposes.

The fair value attributed to acquired intangible assets was £2,027m and represents indefinite-lived brands of £1,292m, finite-lived brands of £17m, customer lists of £708m and software of £10m. Brands were valued using a relief from royalty approach and customer lists were fair valued using the multi-period excess earnings method. The key assumptions in the fair-value modelling of brands are royalty rate, discount rate, long-term growth rate and useful economic life. The key assumptions used for customer lists are forecast profit margins, discount rate and customer churn rate.

The estimated fair value of trade and other receivables was £319m, which approximated the contractual cash flows.

The Group has not recognised any contingent liabilities on acquisition; none were not recognised due to fair value not being able to be measured reliably.

Costs related to the acquisition of Terminix Global Holdings, Inc. recognised as an expense amounted to £68m recognised in operating costs and £16m recognised as the cost of issuing new shares in equity.

From the date of acquisition to 31 December 2022, this acquisition contributed £354m to revenue and a loss of £6m to operating profit. The effect on the results of the combined entity as if the acquisition had occurred on 1 January 2022 is shown at the top of page F-39.

Upon completion, all unvested Terminix employee share awards were converted into share awards over Rentokil Initial ADSs that continue to have, and shall be subject to, the same terms and conditions as applied in the corresponding Terminix awards immediately prior to completion.

Goodwill on all acquisitions represents the synergies and other benefits expected to be realised from integrating acquired businesses into the Group, such as improved route density, expansion in use of best-in-class digital tools and back office synergies. Details of goodwill and the fair value of net assets acquired in the year are as follows:

		Individually
	Terminix Global	immaterial
	Holdings, Inc.	acquisitions	Total
	2022	2022	2022	2021
	£m	£m	£m	£m
Purchase consideration
– Cash paid	1,087	214	1,301	273
– Deferred and contingent consideration	—	45	45	41
– Equity interests[1]	3,023	—	3,023	—
Total purchase consideration	4,110	259	4,369	314
Fair value of net assets acquired	(934)	(87)	(1,021)	(83)
Goodwill from current-year acquisitions	3,176	172	3,348	231
Goodwill expected to be deductible for tax purposes	—	60	60	146

1.Equity interests in Rentokil Initial plc issued to shareholders of £3,007m and replacement employee share awards of £16m.

Deferred consideration of £22m and contingent consideration of £23m are payable in respect of the above acquisitions (2021: £13m and £28m respectively). Contingent consideration is payable based on a variety of conditions including revenue and profit targets being met. Amounts for both deferred and contingent consideration are payable over the next five years. The Group has recognised contingent and deferred consideration based on fair value at the acquisition date. A range of outcomes for contingent consideration payments cannot be estimated due to the variety of performance conditions and the volume of businesses the Group acquires. During the year there were releases of contingent consideration liabilities not paid of £10m (2021: £1m).

The provisional fair values[1] of assets and liabilities arising from acquisitions in the year are as follows:

		Individually
	Terminix Global	immaterial
	Holdings, Inc.	acquisitions	Total
	2022	2022	2022	2021
	£m	£m	£m	£m
Non-current assets
– Intangible assets[2]	2,027	74	2,101	71
– Property, plant and equipment[3]	249	14	263	13
– Other non-current assets	143	—	143	2
Current assets[4]	701	28	729	37
Current liabilities[5]	(311)	(11)	(322)	(26)
Non-current liabilities[6]	(1,875)	(18)	(1,893)	(14)
Net assets acquired	934	87	1,021	83
1.

The provisional fair values will be finalised in the 2023 Financial Statements. The fair values are provisional since the acquisition accounting has not yet been finalised, primarily due to the proximity of many acquisitions to the year end.

2.	Includes £778m (2021: £70m) of customer lists, £1,292m (2021: £nil) of indefinite-lived brands and £31m (2021: £1m) of other intangibles.
3.	Includes £200m (2021: £2m) of right-of-use assets.
4.	Includes cash acquired of £322m (2021: £6m), inventory of £48m (2021: £3m) and trade and other receivables of £359m (2021: £28m).
5.	Includes trade and other payables of £322m (2021: £26m).
6.

Includes £445m of deferred tax liabilities relating to acquired intangibles (2021: £8m), £749m of debt that was acquired with the Terminix business and repaid in November 2022 (2021: £nil), lease liabilities of £214m (2021: £2m), termite damage claims provisions of £335m (2021: £nil) and other provisions of £140m (2021: £2m).

During the year the following adjustments were made to the provisional fair values of prior year acquisitions: a reduction in fair value of current assets of £6m, an increase in fair value of acquired intangibles of £2m and an increase in goodwill of £4m.

The cash outflow from current and past acquisitions is as follows:

		Individually
	Terminix Global	immaterial
	Holdings, Inc.	acquisitions	Total
	2022	2022	2022	2021
	£m	£m	£m	£m
Total purchase consideration	4,110	259	4,369	314
Equity interests	(3,023)	—	(3,023)	—
Consideration payable in future periods	—	(45)	(45)	(41)
Purchase consideration paid in cash	1,087	214	1,301	273
Cash and cash equivalents in acquired companies and businesses	(313)	(9)	(322)	(6)
Cash outflow on current period acquisitions	774	205	979	267
Deferred consideration paid	—	39	39	196
Cash outflow on current and past acquisitions	774	244	1,018	463

From the dates of acquisition to 31 December 2022, these acquisitions (including Terminix) contributed £422m to revenue and £3m to operating profit (2021: £50m and £7m respectively).

If the acquisitions had occurred on 1 January 2022, the revenue and operating profit of the combined Group would have amounted to £5,109m and £444m respectively (2021: £3,031m and £357m respectively).